SUNAMERICA EQUITY FUNDS

Supplement to the Statement of Additional Information dated
January 29, 2001


	Under the section entitled "INDEPENDENT AUDITORS AND LEGAL COUNSEL" - on page B-71 of the Statement of Additional
Information, the last sentence should be replaced in its entirety with the following:

The firm of Shearman & Sterling, 599 Lexington Avenue,
New York, NY 10022, serves as legal counsel to the Trust.



Dated:  June 1, 2001